UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PERRIGO COMPANY PLC

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice Regarding the Internet Availability of Proxy Materials for the Annual General Meeting of Shareholders to be held on May 4, 2018 at The Marker Hotel, Grand Canal Square, Docklands, Dublin 2, D02 CK38, Ireland, The Shannon Room at 10:00 A.M., Irish Standard Time This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice and Proxy Statement, Irish Statutory Financial Statements, including related reports, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, including related reports, are available at: http://www.viewproxy.com/perrigo/2018 If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 26, 2018 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL GENERAL MEETING.    To the Shareholders of PERRIGO COMPANY plc: Notice is hereby given that the Annual General Meeting of Shareholders of Perrigo Company plc (the “Company”) will be held on May 4, 2018 at The Marker Hotel, Grand Canal Square, Docklands, Dublin 2, D02 CK38, Ireland, The Shannon Room at 10:00 A.M., Irish Standard Time for the following purposes: 1. Elect Directors to hold office until the 2019 Annual General Meeting of Shareholders: 01 Bradley A. Alford 02 Laurie Brlas 03 Rolf A. Classon 04 Gary M. Cohen 05 Adriana Karaboutis 06 Jeffrey B. Kindler 07 Donal O’Connor 08 Geoffrey M. Parker 09 Uwe F. Roehrhoff 10 Theodore R. Samuels 11 Jeffrey C. Smith 2. Ratify the appointment of Ernst & Young LLP as our independent auditor for the period ending December 31, 2018, and authorize the Board of Directors, acting through the Audit Committee, to fix the remuneration of the auditor: 3. Advisory vote on the Company’s executive compensation: 4. Renew the Board’s authority to issue shares under Irish law: 5. Renew the Board’s authority to opt-out of statutory pre-emption rights under Irish law: 6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH DIRECTOR NOMINEE NAMED IN PROPOSAL 1, and “FOR” PROPOSALS 2, THROUGH 5.    The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Proxy materials for this Annual General Meeting and future meetings may be requested by one of the following methods:    INTERNET TELEPHONE E-MAIL    To view your proxy materials online, go to http://www.viewproxy.com/perrigo/2018. Have the 11 digit control number available when you access the website and follow the instructions.    877-777-2857     TOLL FREE    requests@viewproxy.com * If requesting proxy materials by e-mail, please send a blank e-mail with Perrigo Company plc and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting proxy materials.    You must use the 11 digit control number located in the box below. CONTROL NO.

Perrigo Company plc Treasury Building Lower Grand Canal Street Dublin 2, Ireland    The following proxy materials are available for you to review at: http://www.viewproxy.com/perrigo/2018 • Notice & Proxy Statement, • our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and • our Irish Statutory Financial Statements, including related reports.    To obtain directions to attend the Annual General Meeting of Shareholders, please contact Perrigo Company plc at GeneralMeeting@perrigo.com    ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request a hard copy.    You May Vote Your Proxy When You View The Proxy Materials On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. If you wish to appoint as proxy any other person, please contact the Company Secretary.    For participants in the Company’s 401K Plan, Internet and telephone voting is available through April 30, 2018 at 11:59 PM Eastern Daylight Time. For all other holders, Internet and telephone voting is available through May 2, 2018 at 11:59 PM Eastern Daylight Time.    REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 toll free or By logging onto http://www.viewproxy.com/perrigo/2018 or By email at requests@viewproxy.com    Please include Perrigo Company plc and your control number in the subject line of your e-mail.